BARON

FUNDS®

Baron Fifth Avenue Growth Fund

Supplement dated May 10, 2016

to Summary Prospectus dated January 28, 2016

IMPORTANT NOTICE REGARDING CHANGE IN THE FEES AND EXPENSES OF BARON FIFTH AVENUE GROWTH FUND

Effective May 10, 2016, in connection with the lowering of certain fees and expenses of Baron Fifth Avenue Growth Fund (the “Fund”), the Summary Prospectus of the Fund is modified as follows:

On page 1 of the Summary Prospectus, the “Annual Fund Operating Expenses” table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Waivers	Total Annual Fund Operating Expenses After Expense Waivers[3]
BARON FIFTH AVENUE GROWTH FUND
Retail Shares[1]	0.70%	0.25%	0.17%	1.12%	(0.02%)	1.10%
Institutional Shares[1]	0.70%	0.00%	0.14%	0.84%	—	0.84%
R6 Shares[2]	0.70%	0.00%	0.12%	0.82%	—	0.82%

[1]	Based on the fiscal year ended September 30, 2015, restated to reflect current fees.

[2]	Because R6 Shares are newly issued, the Other Expenses are based on estimated amounts for the current fiscal year.

[3]

BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that for so long as it serves as the adviser to the Fund, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (expenses such as portfolio transaction costs, interest, dividend and extraordinary expenses are not subject to the operating expense limitation) to 1.10% of average daily net assets of Retail Shares, 0.85% of average daily net assets of Institutional Shares and 0.84% of average daily net assets of R6 Shares.

On page 1 of the Summary Prospectus, the “Example” paragraph and table are deleted in their entirety and replaced with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same at 1.10% for the Retail Shares, 0.84% for the Institutional Shares and 0.82% for the R6 Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON FIFTH AVENUE GROWTH FUND
Retail Shares	$112	$350	$606	$1,340
Institutional Shares	$86	$268	$466	$1,037
R6 Shares	$84	$262	$455	$1,014

This information supplements the Summary Prospectus dated January 28, 2016. This Supplement and the Summary Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.